                                                                   EXHIBIT 10.40

                             SECOND AMENDMENT OF
                       AGREEMENT OF LIMITED PARTNERSHIP
                                      OF
                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

          THIS AMENDMENT OF AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment"), dated as of July 29, 1996, is entered into by National Golf Properties, Inc., a Maryland corporation, as the general partner (the "General Partner") of National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership").

          WHEREAS, the General Partner and the limited partners of the Partnership (the "Limited Partners") are parties to that certain Agreement of Limited Partnership (the "Partnership Agreement"), dated as of August 18, 1993 and as amended on July 25, 1996;

          WHEREAS, Section 8.6 of the Partnership Agreement grants to each Limited Partner certain exchange and put rights with respect to such Limited Partnership's Partnership Units (as defined in the Partnership Agreement), which rights are subject to specific limitations on the number of Partnership Units that each Limited Partner may exchange or put in any Twelve-Month Period (as defined in the Partnership Agreement);

          WHEREAS, Section 8.6.G of the Partnership Agreement specifically provides, among other things, that each Limited Partner (i) may not effect an exchange for more than the greater of 75,000 Partnership Units or one-third of the number of Partnership Units owned by such Limited Partner on August 18, 1993, less the number of Partnership Units made subject to a put during the same Twelve-Month Period, and (ii) may not effect a put of more than one-third of the number of Partnership Units owned by such Limited Partner on August 18, 1993, less the number of Partnership Units made subject to an exchange during the same Twelve-Month Period;

          WHEREAS, Section 11.3.A of the Partnership Agreement provides that each Limited Partner may pledge its Partnership Units as collateral to a lending institution not affiliated with such Limited Partner in a bona fide loan transaction, and that such pledged Partnership Units may be transferred to such leading institution in connection with the exercise of its remedies under such loan;

          WHEREAS, Section 11.3.A of the Partnership Agreement also provides that any transferee of Partnership Units may exercise the exchange and put rights provided in Section 8.6 of the Partnership Agreement;

          WHEREAS, the provisions of the Partnership Agreement are ambiguous as to the maximum number of Partnership Units that a transferee of pledged Partnership Units may exchange or put in any Twelve-Month Period under Section
8.6 of the Partnership Agreement;

          WHEREAS, the General Partner desires to amend Section 8.6 of the Partnership Agreement to eliminate such ambiguity;

          WHEREAS, the General Partner has obtained the written consent to this Amendment of Limited Partners representing at least the minimum number of Partnership Interests (as defined in the Partnership Agreement) required to amend the Partnership Agreement pursuant to Section 7.3 and Article 14 of the Partnership Agreement, which written consent is attached as Exhibit A to this Amendment.

          THEREFORE, pursuant to Section 7.3 and Article 14 of the Partnership Agreement, the General Partner hereby amends the Partnership Agreement as follows, effective as of the date of this Amendment. Defined terms used in this Amendment and not otherwise defined herein shall have the same meanings as such terms have in the Partnership Agreement.

          1. Section 8.6.G of the Partnership Agreement is hereby amended by adding the following at the end the last paragraph of such section:

          "In addition, (i) each lending institution, if any, to which Partnership Units are transferred upon the exercise of remedies in respect of a Pledge (as defined in Section 11.3A(iii) hereof) as contemplated by Section 11.3A(iii) hereof (each such lending institution a "Lending Institution Transferee") shall be entitled to exercise all rights of a Limited Partner under this Section 8.6 as if such Lending Institution Transferee were a Limited Partner hereunder, provided, however, that (a) such Lending Institution
          --------  -------
          Transferee shall not be deemed to be a Substituted Limited Partner for purposes of this Agreement on account of exercising its remedies against Partnership Units, and (b) all Lending Institution Transferees of all or any portion of a Limited Partner's Partnership Interest, together with such Limited Partner, shall have no greater rights under this
          Section 8.6 than are available to such Limited Partner, whether or not such Lending Institution Transferees act individually or jointly with each other or such Limited Partner; (ii) any two or more Lending Institution Transferees to which Partnership Units were pledged by the same Limited Partner or any of such Limited Partner's Affiliates may act jointly in exercising the rights of a

          Limited Partner under this Section 8.6; and (iii) for purposes of determining compliance with the restrictions set forth in this Paragraph G, all Partnership Units of a Limited Partner or any of its Affiliates transferred to Lending Institution Transferees shall be considered to be owned or held by such Limited Partner or such Affiliate, such that the maximum number of Partnership Units as to which an Exchange or Put may be effected by any Lending Institution Transferee (or any two or more Lending Institution Transferees acting jointly) at any time shall be the maximum number of Partnership Units that such Limited Partner would then be entitled to effect if such Partnership Interests had not been pledged."

          Except as modified by the preceding paragraph, the Partnership Agreement shall continue in effect in accordance with all of the terms and conditions contained therein.

          IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                                             NATIONAL GOLF PROPERTIES, INC.


                                             By: /s/ Edward R. Sause
                                                 -------------------------------
                                                  Edward R. Sause
                                                  Executive Vice President
                                                   and Secretary

                                   EXHIBIT A
                                   ---------

                                WRITTEN CONSENT
                            OF THE LIMITED PARTNERS
                                      OF
                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

          This undersigned, as the limited partners (the "Limited Partners") of National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), hereby consent to the proposed Second Amendment of Agreement of Limited Partnership of National Golf Operating Partnership, L.P., to be entered into by National Golf Properties, Inc., a Maryland corporation, as the general partner of the Partnership (the "General Partner").

          This Written Consent may be executed in two or more counterparts, all of which shall be considered one and the same agreement and it being understood that all parties need not sign the same counterpart.

                                             /s/ David G. Price
                                             -----------------------------------
                                             David G. Price

                                             The Joan P. Anawalt Revocable Trust
                                             dated July 29, 1985, as amended


                                             ___________________________________
                                             By:
                                             Its:

                                   Exhibit A
                                   ---------

                                WRITTEN CONSENT
                            OF THE LIMITED PARTNERS
                                      OF
                   NATIONAL GOLF OPERATING PARTNERSHIP, L.P.


          The undersigned, as the limited partners (the "Limited Partners") of National Golf Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), hereby consent to the proposed Second Amendment of Agreement of Limited Partnership of National Golf Operating Partnership, L.P., to be entered into by National Golf Properties, Inc., a Maryland corporation, as the general partner of the Partnership (the "General Partner").

          This Written Consent may be executed in two or more counterparts, all of which shall be considered one and the same agreement and it being understood that all parties need not sign the same counterpart.


                                        /s/ David G. Price
                                        ---------------------------------------
                                        David G. Price


                                        The Joan P. Anawalt Revocable Trust
                                        dated July 29, 1985, as amended


                                        /s/ Joan P. Anawalt
                                        ---------------------------------------
                                        By:
                                        Its:

                                             The Joan P. Anawalt Income Trust
                                             dated August 23, 1988, as amended


                                              /s/ Joan P. Anawalt
                                             -----------------------------------
                                             By:
                                             Its:


                                             The Joan P. Anawalt 1993 Annuity
                                             Trust dated August 3, 1993


                                              /s/ Joan P. Anawalt
                                             -----------------------------------
                                             By:
                                             Its:


                                             AMERICAN GOLF CORPORATION,
                                             a California corporation


                                              /s/ James M. Stanich
                                             -----------------------------------
                                             By:  James M. Stanich
                                             Its:  Executive Vice President


                                             SUPERMARINE AVIATION, LIMITED,
                                             a California corporation


                                             ___________________________________
                                             By:
                                             Its:

                                             RSJ GOLF, INC.,
                                             a California corporation

                                             /s/ James M. Stanich
                                             -----------------------------------
                                             By:  James M. Stanich
                                             Its: Secretary

                                             /s/ Richard C. Price
                                             -----------------------------------
                                             Richard C. Price

                                             /s/ Sheri L. Price
                                             -----------------------------------
                                             Sheri L. Price


                                             /s/ Edward R. Sause
                                             -----------------------------------
                                             Edward R. Sause

                                             /s/ Barbara M. Colton
                                             -----------------------------------
                                             Barbara M. Colton

                                             /s/ Richard Bermudez
                                             -----------------------------------
                                             Richard Bermudez

                                             /s/ Ernst C. Burns
                                             -----------------------------------
                                             Ernst C. Burns

                                             /s/ Robert H. Williams
                                             -----------------------------------
                                             Robert H. Williams